UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
        Date of Report (Date of earliest event reported): April 26, 2005

                        Commission File Number: 000-23575

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

                   California                          77-0446957
      (State or other jurisdiction        (I.R.S. Employer Identification No.)
   of incorporation or organization)

                  445 Pine Avenue, Goleta, California       93117
             (Address of principal executive offices)     (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On April 25, 2005, the Company issued a press release announcing financial results for the quarter ended March 31, 2005 and a $0.05 per share dividend. The dividend will be paid on May 19, 2005 to shareholders of record at the close of business May 5, 2005. A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements.  -  not  applicable
(b)  Pro  forma  financial  statements.  -  not  applicable
(c)  The  following  exhibit  is  being  furnished  herewith:

99.1 Press release dated April 25, 2005, entitled "Community West Bancshares Announces Operating Earnings of $978,000 for 2005 Q1, an Increase of 12%" "Quarterly Dividend Increased by 25% to $.05 Per Share"


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2005 COMMUNITY WEST BANCSHARES

       By: /s/Charles  G.  Baltuskonis
           ---------------------------
           Charles  G.  Baltuskonis
           Executive  Vice  President  and
           Chief  Financial  Officer